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                                                                      Exhibit 23

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements Nos. 333-03201, 333-71631, 333-75187 and 333-75189 of Courier Corporation on Form S-8
of our report dated November 9, 2000, appearing in this Annual Report on Form 10-K of Courier Corporation and subsidiaries for the year ended September 30, 2000.


/s/Deloitte & Touche LLP

Boston, Massachusetts
December 5, 2000